UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 16, 2016

Date of Earliest Event Reported: December 31, 2015

(Exact name of registrant as specified in its charter)

Nevada	333-184443	76-0625217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22305 Gosling Road

Spring, Texas 77389

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (281) 651-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The registrant, Coil Tubing Technology, Inc., is referred to herein as “we” or “our”.

Due to a lack of financial resources, we will be unable to continue to file the required annual and quarterly filings, including but not limited to, our annual Form 10-K for the year ended December 31, 2015 and subsequent Form 10Q’s for the quarterly reporting periods commencing March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COIL TUBING TECHNOLOGY, INC.

Date: March 16, 2016	By: /s/ Richard R. Royall
Richard R. Royall
Chief Financial Officer